Exhibit 99.35

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                  NOVEMBER 1998
                   Home Equity Loan Pass-Through Certificates,
                                 Series 1998-HE2

     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

     A.  Mortgage Loan Information:


          (1)  Aggregate Monthly Payments Due:                  $1,690,941.09
                                                                -----------

          (2) Aggregate Monthly Payments received and Monthly Advances made this Month:
             (a) Principal                                        $279,510.72
                                                                -----------
             (b) Interest                                       $1,462,981.24
                                                                -----------
             (c) Total                                          $1,742,491.96
                                                                -----------

          (3)  Aggregate  Principal   Prepayments  in  part  received  on  Self-
               Amortizing   Mortgage   Loans  and  applied  in  the   applicable
               Prepayment Period:
                (a) Principal                                      $41,713.65
                                                                   --------
                (c) Total                                          $41,713.65
                                                                   --------

          (4)  Aggregate   Principal   Prepayments   in  full  received  in  the
               applicable Prepayment period:
               (a) Principal                                    $2,830,635.19
                                                                -----------
               (b) Interest                                        $23,666.63
                                                                -----------
               (c) Total                                        $2,854,301.82
                                                                -----------

          (5) Aggregate Insurance Proceeds (inculding purchases of Mortgage Loans by primary mortgage insurers) for prior month:
              (a) Principal                                             $0.00
                                                                        ---
              (b) Interest                                              $0.00
                                                                        ---
              (c) Total                                                 $0.00
                                                                        ---

          (6)  Aggregate Liquidation Proceeds for prior month:
                (a) Principal                                           $0.00
                                                                        ---
                (b) Interest                                            $0.00
                                                                        ---
                (c) Total                                               $0.00
                                                                        ---

          (7)  Aggregate Purchase Prices for Defaulted Mortgage Loans:
               (a) Principal                                            $0.00
                                                                        ---
               (b) Interest                                             $0.00
                                                                        ---
               (c) Total                                                $0.00
                                                                        ---

          (8) Aggregate Purchase Prices for (and substitution adjustments) for Defective Mortgage Loans:
               (a) Principal                                            $0.00
                                                                        ---
               (b) Interest                                             $0.00
                                                                        ---
               (c) Total                                                $0.00
                                                                        ---

          (9) Aggregate Purchase Prices for for Document Deficiencies per Sec. 2.02

              (a) Principal                                             $0.00
                                                                        ---
              (b) Interest                                              $0.00
                                                                        ---
              (c) Total                                                 $0.00
                                                                        ---

          (10) Pool Principal Balance                         $186,920,723.39
                                                              -------------

          (11) Available Funds:                                 $4,549,922.67
                                                              -------------

          (12) Realized Losses for prior month:                         $0.00
                                                              -------------

          (13) Aggregate Realized Losses:                               $0.00
                                                              -------------
                       (a) Deficient Valuations                         $0.00
                                                              -------------
                       (b) Special Hazard Losses                        $0.00
                                                              -------------
                       (c) Fraud Losses                                 $0.00
                                                              -------------
                       (d) Excess Bankruptcy Losses                     $0.00
                                                              -------------
                       (e) Excess Special Hazard Losses                 $0.00
                                                              -------------
                       (f ) Excess Fraud Losses                         $0.00
                                                              -------------

          (14) Compensating Interest Payment:                       $3,084.23
                                                              -------------

          (15) Net Simple Interest Shortfall:                          ($0.00)
                                                                       ---

          (16) Net Simple Interest Excess:                              $0.00
                                                                       ---

          (17) Simple Interest Shortfall Payment:                      ($0.00)
                                                                       ---

          (18) Unpaid Net Simple Interest Shortfall:
                Class A1                                               $0.00
                                                                       ---
                Class A2                                               $0.00
                                                                       ---
                Class A3                                               $0.00
                                                                       ---
                Class A4                                               $0.00
                                                                       ---
                Class A5                                               $0.00
                                                                       ---
                Class A6                                               $0.00
                                                                       ---
                Class A7                                               $0.00
                                                                       ---
                 Class S                                               $0.00
                                                                       ---
                 Class M                                               $0.00
                                                                       ---
                Class B1                                               $0.00
                                                                       ---
                Class B2                                               $0.00
                                                                       ---
                Class B3                                               $0.00
                                                                       ---
                Class B4                                               $0.00
                                                                       ---
                Class B5                                               $0.00
                                                                       ---

          (19) Class Certificate Interest Rate:
                 Class M                                            6.660%
                                                                    --
                Class B1                                            6.905%
                                                                    --
                Class B2                                            7.495%
                                                                    --
                Class B3                                            8.975%
                                                                    --
                Class B4                                            8.975%
                                                                    --
                Class B5                                            8.975%
                                                                    --
                 Class S                                            2.56%
                                                                    --

          (20) Accrued Certificate Interest  and Pay-out Rate:

                Class A1              $276,295.19          6.365%
                                   --------------------------
                Class A2              $109,381.25          6.105%
                                   --------------------------
                Class A3              $142,140.00          6.180%
                                   --------------------------
                Class A4               $70,070.83          6.275%
                                   --------------------------
                Class A5               $79,463.75          6.315%
                                   --------------------------
                Class A6              $130,009.43          6.645%
                                   --------------------------
                Class A7               $92,189.17          6.215%
                                   --------------------------
                 Class S              $398,413.03          2.56%
                                   --------------------------
                 Class M               $26,823.50          6.660%
                                   --------------------------
                Class B1               $25,029.79          6.905%
                                   --------------------------
                Class B2               $12,078.33          7.495%
                                   --------------------------
                Class B3               $14,463.91          8.975%
                                   --------------------------
                Class B4               $10,849.79          8.975%
                                   --------------------------
                Class B5               $10,855.14          8.975%
                                   --------------------------
                  Total             $1,398,063.11

          (21) Principal distributable:
                Class A1                          $3,128,005.08
                                                  -----------
                Class A2                                  $0.00
                                                  -----------
                Class A3                                  $0.00
                                                  -----------
                Class A4                                  $0.00
                                                  -----------
                Class A5                                  $0.00
                                                  -----------
                Class A6                                  $0.00
                                                  -----------
                Class A7                                  $0.00
                                                  -----------
                 Class M                              $7,227.09
                                                  -----------
                Class B1                              $6,504.53
                                                  -----------
                Class B2                              $2,891.73
                                                  -----------
                Class B3                              $2,891.73
                                                  -----------
                Class B4                              $2,169.17
                                                  -----------
                Class B5                              $2,170.24
                                                  -----------
                Class R1                                  $0.00
                                                  -----------
                Class R2                                  $0.00
                                                  -----------
                  Total                           $3,151,859.56

          (22) Additional  distributions to the Class R1 Certificate pursuant to
               Section 2.05 (d) :                                         $0.00
                                                                          -----

          (23) Additional  distributions to the Class R2 Certificate pursuant to
               Section 4.01 (b) :                                         $0.00
                                                                          -----

    B. Other Amounts:
          1)  Senior Percentage for such Distribution Date            91.465630%
                                                                      ----------

          2)  Senior Prepayment Percentage for such Distribution
              Date                                                   100.00%
                                                                      ----------

          3)  Junior Percentage for such Distribution Date             8.534370%
                                                                       ---------

          4)  Junior Prepayment Percentage for such Distribution Date  0.00%
                                                                      ----------

          5)  Subordinate Certfificate Writedown Amount
               for such Distribution Date                               $0.00
                                                                        ---

          6)  Prepayment Distribution Triggers satisfied:
                        Yes                  No
              Class B1   X
                         -----------------------------------
              Class B2   X
                         -----------------------------------
              Class B3   X
                         -----------------------------------
              Class B4   X
                         -----------------------------------
              Class B5   X
                         -----------------------------------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

GE CAPITAL MORTGAGE SERVICES, INC.


By:  /s/ Tim Neer
------------------------------------------
Name: Tim Neer
Title:    Vice President of Investor Operations